Subsequent events	12 Months Ended
Dec. 31, 2023
Text Block 1 [Abstract]
Subsequent events

29	Subsequent events
Sale of B2B Division of DGC
On February 1, 2024, Mahi obtained the final necessary gaming approval and fulfilled the last condition for the exercise of the B2B Option (see note 19 for further details). The option was exercised and the sale of the B2B Division of DGC was completed on the same day.
The B2B business was disposed of for an amended consideration of $12.9 million, of which $10 million was received and $2.9 million deferred to October 31, 2024. The transaction resulted in a gain on disposal being recognized in the first quarter of 2024.
Loans receivable
The Group has made additional disbursements in connection with the loan agreement with Apricot totaling €10.0 million (see note 14). The total amount disbursed by the Group, including the amounts previously disbursed in the year ended December 31, 2023, have reached the maximum of €98.0 million set forth in the loan agreement.